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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                                FORM 8-K/A

                              CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): May 26, 2005


                    IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
            (Exact name of registrant as specified in its charter)


           Delaware                  333-42578             06-1285387
 (State or other jurisdiction     (Commission File      (I.R.S. Employer
     of incorporation or              Number)            Identification
        organization)                                        Number)


           One Corporate Drive
               Suite 600
          Shelton, Connecticut                       06484-6211
    (Address of principal executive offices)         (Zip code)


                                (203) 925-7200
               (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             Explanatory Note

Iroquois Gas Transmission System, L.P. ("Iroquois" or 'Company') is filing this amendment to its Current Report on Form 8-K with the Securities and Exchange Commission filed on May 20, 2005 to amend Item 4.02 - Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review to include a table disclosing the amount of the restatement for the specific periods involved as requested by SEC staff by letter dated May 23, 2005, thereof to read as set forth below.


Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a
             Related Audit Report or Completed Interim Review.

On May 16, 2005, the Company's management, after a review of the facts with the Audit Committee of the Company's Board of Directors, concluded that the Company's Consolidated Financial Statements for the year ended December 31, 2004 and the quarterly periods contained therein were in error with respect to the accounts payable and capital expenditure categories presented in the Company's Consolidated Statement of Cash Flows as a result of certain accruals made at the end of annual and quarterly periods and therefore should no longer be relied upon with respect to the matters described herein.

At the end of each of the quarterly periods in 2004 and at year-end 2004, accruals for capital expenditures were recorded as if the capital expenditures had been invoiced during those periods with a corresponding increase to accounts payable, which is the accounting treatment for balance sheet presentation purposes required by GAAP. However, in the Consolidated Statements of Cash Flows for the year ended December 31, 2004 and the quarterly periods contained therein, these accruals for capital expenditures were treated as a cash inflow from operations with a corresponding cash use for investing activities instead of being treated as a non-cash activity as required by GAAP. The effect was to misstate both net cash provided by operating activities and net cash used in investing activities in the Consolidated Statements of Cash Flows included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and in each of the Company's Quarterly Reports on Form 10-Q for the first three quarters of 2004. The Form 10-K and Form 10-Qs for 2004 are expected to be restated by early June 2005. This adjustment is isolated to the presentation of the Consolidated Statements of Cash Flows and does not impact the Consolidated Statements of Income or the Consolidated Balance Sheets.





                            IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
                                   STATEMENT OF CASH FLOWS
                                    Restatement Worksheet
                                       (In Thousands)

                                                              As
                                                          Originally
                                                           Reported
                                                           in 2004                  As
                                                            Filing   Adjustment  Restated

Restatement to 2004 10-K
========================

For the year ended December 31, 2004:

Changes in Working Capital - Accounts payable              (11,970)    12,093        123
Net Cash Provided by Operating Activities                   59,359     12,093     71,452
Cash Flows from Investing Activities-Capital expenditures  (22,088)   (12,093)   (34,181)
Net Cash Used in Investing Activities                      (22,088)   (12,093)   (34,181)


For the year ended December 31, 2003:

Changes in Working Capital - Accounts payable                4,721     (4,656)        65
Net Cash Provided by Operating Activities                   75,046     (4,656)    70,390
Cash Flows from Investing Activities-Capital expenditures (153,100)     4,656   (148,444)
Net Cash Used in Investing Activities                     (153,100)     4,656   (148,444)
Supplemental Disclosure of Cash Flow Information -
  Accounts Payable Accruals for Capital Expenditures          -         4,656      4,656


For the year ended December 31, 2002:

Changes in Working Capital - Accounts payable                9,048     (9,384)      (336)
Net Cash Provided by Operating Activities                   68,782     (9,384)    59,398
Cash Flows from Investing Activities-Capital expenditures (109,433)     9,384   (100,049)
Net Cash Used in Investing Activities                     (109,433)     9,384   (100,049)
Supplemental Disclosure of Cash Flow Information -
  Accounts Payable Accruals for Capital Expenditures          -         9,384      9,384



Restatement to 10-Q for the 3rd Quarter of 2004
===============================================

For the nine months ended September 30, 2004:

Changes in Working Capital - Accounts payable              (13,049)    13,003        (46)
Net Cash Provided by Operating Activities                   45,885     13,003     58,888
Cash Flows from Investing Activities-Capital expenditures  (22,609)   (13,003)   (35,612)
Net Cash Used in Investing Activities                      (22,609)   (13,003)   (35,612)

For the nine months ended September 30, 2003:

Changes in Working Capital - Accounts payable               (7,285)     6,839       (446)
Net Cash Provided by Operating Activities                   48,524      6,839     55,363
Cash Flows from Investing Activities-Capital expenditures (118,323)    (6,839)  (125,162)
Net Cash Used in Investing Activities                     (118,323)    (6,839)  (125,162)


Restatement to 10-Q for the 2nd Quarter of 2004
===============================================

For the six months ended June 30, 2004:

Changes in Working Capital - Accounts payable              (13,411)    12,945       (466)
Net Cash Provided by Operating Activities                   28,881     12,945     41,826
Cash Flows from Investing Activities-Capital expenditures  (18,502)   (12,945)   (31,447)
Net Cash Used in Investing Activities                      (18,502)   (12,945)   (31,447)


For the six months ended June 30, 2003:

Changes in Working Capital - Accounts payable               (6,834)     6,411       (423)
Net Cash Provided by Operating Activities                   31,073      6,411     37,484
Cash Flows from Investing Activities-Capital expenditures  (83,550)    (6,411)   (89,961)
Net Cash Used in Investing Activities                      (83,550)    (6,411)   (89,961)



Restatement to 10-Q for the 1st Quarter of 2004
===============================================

For the three months ended March 31, 2004:

Changes in Working Capital - Accounts payable              (12,062)    11,668       (394)
Net Cash Provided by Operating Activities                   17,329     11,668     28,997
Cash Flows from Investing Activities-Capital expenditures  (12,265)   (11,668)   (23,933)
Net Cash Used in Investing Activities                      (12,265)   (11,668)   (23,933)


For the three months ended March 31, 2003:

Changes in Working Capital - Accounts payable               (9,077)     9,123         46
Net Cash Provided by Operating Activities                   16,583      9,123     25,706
Cash Flows from Investing Activities-Capital expenditures  (46,010)    (9,123)   (55,133)
Net Cash Used in Investing Activities                      (46,010)    (9,123)   (55,133)



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An authorized officer of the Company has discussed the matter contained in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, and with the Audit Committee of the Company's Board of Directors.

The Company is reviewing its internal control structure as related to this matter.



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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        IROQUOIS GAS TRANSMISSION SYSTEM, L.P. as Registrant
                        By:  Iroquois Pipeline Operating Company, its Agent


Date: May 26, 2005          By:      /S/ Paul Bailey
                                     _________________
                            Name:    Paul Bailey
                            Title:   Vice President &
                                     Chief Financial Officer